UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

George P. Hawley, Esq.

Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

1

TCW Insight that works for you.™

TCW Strategic Income Fund, Inc.

2011 Annual Report

TCW Strategic Income Fund, Inc.

2011 Annual Report

The President’s Letter

Dear Shareholder,

We are pleased to present the 2011 annual report of the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange. The Fund’s current distribution policy is to pay at least 7% annually based on the previous year-end net asset value (“NAV”). For the year, the Fund distributed quarterly dividends of $0.0966 per share, and in addition paid a special year-end distribution of $0.506 per share. The Fund’s return on market price was 10.54% while the return on the Fund’s net asset value was 5.50% for the year ended December 31, 2011. The Fund’s custom blended benchmark returned 4.59% over the same period. The discount of market price to net asset value per share was 1.82% at year end. An overweight positioning to fixed income sectors relative to the Fund’s custom benchmark drove outperformance during the year, as U.S. Treasury rates rallied and lifted absolute returns across fixed income assets. The benchmark allocations to convertibles, equities and high yield bonds trailed the broad fixed income markets and the Fund’s underweight to these sectors was additive to returns.

The following table summarizes the principal market sectors of the Fund as of December 31, 2011:

Fund Sector	Market Value	Fund Allocation
Residential Mortgage-backed Securities - Non-Agency	$147,025,486	48.94%
Residential Mortgage-backed Securities - Agency	24,636,648	8.20%
Asset-backed Securities	28,172,347	9.38%
Bank Loans	3,523,690	1.17%
Commercial Mortgage-backed Securities	6,434,016	2.14%
Common Stocks (1)	28,064,000	9.34%
Convertible Securities	4,173,440	1.39%
Corporate Bonds	56,226,352	18.71%
Municipal Bonds	1,312,286	0.44%
Short Term Investments	878,372	0.29%

	$300,446,637	100.00%

(1)	Does not include S&P Futures contracts. The Fund invested in S&P Futures contracts at December 31, 2011 with the notional value of $9.8 million.

•

TSI positioning continues to emphasize residential mortgage-backed securities (“MBS”) which represent nearly 60% of the overall Fund. Other securitized securities exposure includes allocations to asset-backed securities and commercial MBS. The Fund also diversifies its overall exposure with weightings to other market sectors and holds 20% in corporate bonds and approximately 13% in equity securities (including S&P futures).

•

The residential MBS securities are comprised of Agency MBS which are securitized by Government Sponsored Enterprises (“GSEs”), and Non-Agency MBS which are issued by private label (non-guaranteed) originators. Some securities have characteristics that differ from traditional pass-through MBS, which can affect their liquidity and sensitivity to rate changes, including inverse floaters and interest-only securities. Non-Agency MBS have greater exposure to credit risk, although investments in these securities were acquired with a view to capture deep pricing discounts to ultimate recovery values, even assuming substantial defaults and loss severities to the underlying loan pools. The Fund’s investment advisor, TCW Investment Management Company, (“TCW”), utilizes robust systems and detailed analytics to identify investment opportunities in this highly specialized and complex asset class. In line with the overall Non-Agency MBS market, the Fund’s holdings in these securities have experienced downgrades and are now generally rated below investment grade. However, the changes in ratings do not alter our investment thesis

The President’s Letter (Continued)

in the sector and the majority of holdings were purchased at significant discounts to par. Notwithstanding the considerable price appreciation realized in 2010 and renewed volatility this year, TCW continues to view Non-Agency MBS as a highly compelling risk-adjusted return opportunity, represented by the ongoing overweight to the sector.

•

Other securitized securities exposures include Asset-Backed Securities (“ABS”) and Commercial MBS (“CMBS”). An allocation to high quality ABS provides an incremental yield advantage and the Fund favors more off-the-run collateral types such as shipping containers and next generation aircraft which provide better valuations and return profiles. CMBS exposure is focused on the top of the capital structure, in super senior issues with 30+% credit enhancement and better credit profile in the underlying collateral.

•

Corporate bond exposure is predicated on strong credit analysis and research to identify undervalued investment opportunities. Current positioning favors financials including large money center banks which are attractive both on a fundamental and relative basis.

•

TSI re-introduced exposure to the equity market two years ago, and additional allocations were made through dollar cost averaging at multiple price points. The Fund’s equity exposure is in “value” stocks (with market capitalizations typically in excess of $1 billion) supplemented with S&P 500 Index futures contracts. The notional value of the S&P contracts equates to an additional $9.8 million of equity exposure (and carried an unrealized gain of $265,398 as of December 31, 2011). The total equity exposure approximated 13% at the end of the year, with the top 5 equity holdings provided below:

Security	% of Fund	% of Equity
Pfizer, Inc.	0.42%	4.52%
Chevron Corp.	0.40%	4.25%
Kraft Foods, Inc.	0.31%	3.31%
Home Depot, Inc.	0.30%	3.24%
Travelers Cos., Inc.	0.30%	3.20%

•

Leverage is utilized by TSI through a $70 million line of credit facility of which $37.9 million was drawn and outstanding as of December 31, 2011. Effective interest rate on the line was 1.32% at December 31, 2011.

Performance in 2011 exceeded the benchmark and returns have been positive as well as over the longer-term:

	Annualized Total Return
	1-Year	3-Year	5-Year	10-Year	Since Inception	Since March 1, 2006 (1)
Fund’s Market Price	10.54%	33.81%	12.19%	4.40%	8.17%	12.68%
Fund’s NAV	5.50%	26.07%	9.46%	6.59%	8.53%	9.92%
Benchmark(2)	4.59%	13.73%	5.35%	6.20%	N/A	5.84%

(1)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(2)	The benchmark is a blend of indexes: 15% S&P 500 Index, 15% Merrill Lynch Convertible Index, 45% Barclays Capital Aggregate Bond Index and 25% Citigroup High Yield Cash Pay Index.

While management remains optimistic surrounding returns from the various sectors represented in TSI, we believe that the ongoing decline in U.S. Treasury yields warrants the introduction of strategies designed to reduce the impact to TSI from an eventual rise in market interest rates. To this end, management may implement various interest rate strategies incorporating derivative instruments such as interest rate caps, swaps, and options. Additionally, management has begun to introduce credit default swaps (“CDS”) into the Fund. Although we have no intention of using these instruments as the primary driver of Fund returns, we believe they enhance our ability navigate these unprecedented market conditions and protect shareholder value.

We greatly appreciate your investment in the Fund. If you have any additional questions or comments, I invite you to visit our web site at www.tcw.com or call our shareholder services department at 1-866-227-8179.

Sincerely,

Charles W. Baldiswieler

President and Chief Executive Officer

TCW Strategic Income Fund, Inc.

Schedule of Investments

Principal Amount	Fixed Income Securities	Value

	Asset-Backed Securities (12.0% of Net Assets)
$1,684,210	Aerco, Ltd., (2A-A3), (144A), 0.738%, due 07/15/25 (1)(2)	$1,246,316
1,180,984	Aircastle Pass Through Trust, (07-1A-G1), (144A), 0.535%, due 06/14/37 (1)(2)	1,050,816
1,066,621	Babcock & Brown Air Funding, Ltd., (07-1A-G1), (144A), 0.577%, due 11/14/33 (1)(2)	927,961
380,150	Bayview Commercial Asset Trust, (05-2A-A1), (144A), 0.603%, due 08/25/35 (1)(2)	291,617
2,200,000	Brazos Higher Education Authority, (10-1-A2), 1.706%, due 02/25/35 (1)	1,996,515
1,648,612	CIT Education Loan Trust, (07-1-A), (144A), 0.663%, due 03/25/42 (1)(2)	1,493,379
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.268%, due 10/25/35 (1)(2)	639,158
1,215,569	GE Business Loan Trust, (03-2A-A), (144A), 0.648%, due 11/15/31 (1)(2)	1,132,114
789,342	GE Business Loan Trust, (04-1-A), (144A), 0.568%, due 05/15/32 (1)(2)	711,900
717,584	GE Business Loan Trust, (04-1-B), (144A), 0.978%, due 05/15/32 (1)(2)	557,767
517,080	GE Business Loan Trust, (04-2A-A), (144A), 0.498%, due 12/15/32 (1)(2)	450,973
1,130,132	GE Business Loan Trust, (05-1A-A3), (144A), 0.528%, due 06/15/33 (1)(2)	958,695
1,065,752	GE Business Loan Trust, (05-2A-A), (144A), 0.518%, due 11/15/33 (1)(2)	928,842
233,333	GE SeaCo Finance SRL, (04-1A-A), (144A), 0.584%, due 04/17/19 (1)(2)	227,664
1,077,083	GE SeaCo Finance SRL, (05-1A-A), (144A), 0.534%, due 11/17/20 (1)(2)	1,037,203
847,434	Genesis Funding, Ltd., (06-1A-G1), (144A), 0.524%, due 12/19/32 (1)(2)	751,251
550,000	Goal Capital Funding Trust, (06-1-B), 0.956%, due 08/25/42 (1)	460,080
1,010,986	Lease Investment Flight Trust, (1-A1), 0.668%, due 07/15/31 (1)	649,558
1,171,383	Lease Investment Flight Trust, (1-A2), 0.708%, due 07/15/31 (1)	719,053
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.318%, due 10/25/41 (1)	2,021,316
1,750,000	Northstar Education Finance, Inc., (07-1-A3), 0.484%, due 01/29/46 (1)	1,565,648
1,791,317	Peachtree Finance Co. LLC, (144A), (Class A Notes), 4.71%, due 04/15/48 (2)	1,854,013
173,333	TAL Advantage LLC, (06-1A-NOTE), (144A), 0.474%, due 04/20/21 (1)(2)	160,261
574,167	TAL Advantage LLC, (10-2A-A), (144A), 4.3%, due 10/20/25 (2)	571,794
227,083	TAL Advantage LLC, (11-1A-A), (144A), 4.6%, due 01/20/26 (2)	225,347
512,500	Textainer Marine Containers, Ltd., (05-1A-A), (144A), 0.53%, due 05/15/20 (1)(2)	482,090
831,250	Textainer Marine Containers, Ltd., (11-1A-A), (144A), 4.7%, due 06/15/26 (2)	824,536
701,706	Trinity Rail Leasing LP, (06-1A-A1), (144A), 5.9%, due 05/14/36 (2)	766,717
437,143	TRIP Rail Holdings LLC, (11-1-SNR), (144A), 8%, due 07/06/14 (Cost $437,143, Acquired 07/06/11) (2)(3)	437,144
676,042	Triton Container Finance LLC, (06-1A-NOTE), (144A), 0.46%, due 11/26/21 (1)(2)	619,207
405,729	Triton Container Finance LLC, (07-1A-NOTE), (144A), 0.43%, due 02/26/19 (1)(2)	382,652
2,300,000	U.S. Education Loan Trust LLC, (06-2A-A1), (144A), 0.706%, due 03/01/31 (1)(2)	2,030,760

	Total Asset-Backed Securities (Cost: $27,892,224)	28,172,347

	Bank Loans (1.5%)
	Electric Utilities (0.5%)
79,292	Kelson Finance, LLC (Loan Agreement), 7.9%, due 03/08/14 (4)	75,692
1,591,200	Mach Gen, LLC (Loan Agreement), 22.6%, due 02/15/15 (4)	1,146,937

	Total Electric Utilities	1,222,629

	Hotels, Restaurants & Leisure (0.6%)
1,500,000	Harrahs Operating Company (Loan Agreement), 8.73%, due 01/28/15 (4)	1,308,150

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2011

Principal Amount	Fixed Income Securities	Value

	Bank Loans (Continued)
	Satellite Communications (0.4%)
$995,000	Intelsat Jackson Holdings, Ltd. (Loan Agreement), 6.1%, due 04/02/18 (4)	$992,911

	Total Bank Loans (Cost: $3,832,926)	3,523,690

	Collateralized Mortgage Obligations (75.7%)
	Commercial Mortgage-Backed Securities (2.7%)
1,000,000	Bayview Commercial Asset Trust, (06-SP1-M1), (144A), 0.743%, due 04/25/36 (1)(2)	687,637
615,000	Credit Suisse Mortgage Capital Certificates, (06-C5-A3), 5.311%, due 12/15/39	658,779
1,972,403	DBRR Trust, (11-LC2-AC4), (144A), 4.537%, due 05/12/21 (2)	1,877,374
1,925,000	Greenwich Capital Commercial Funding Corp., (06-GG7-A4), 5.882%, due 07/10/38 (1)	2,145,460
980,000	Greenwich Capital Commercial Funding Corp., (07-GG9-A4), 5.444%, due 03/10/39	1,064,766

	Total Commercial Mortgage-Backed Securities	6,434,016

	Residential Mortgage-Backed Securities—Agency (10.5%)
665,726	Federal Home Loan Mortgage Corp., (1673-SD), 15.038%, due 02/15/24(I/F) (PAC) (1)	861,283
1,437,497	Federal Home Loan Mortgage Corp., (1760-ZD), 1.52%, due 02/15/24 (1)(5)	1,456,214
408,229	Federal Home Loan Mortgage Corp., (2990-JK), 20.89%, due 03/15/35 (I/F) (1)(5)	467,855
559,912	Federal Home Loan Mortgage Corp., (3076-ZQ), 5.5%, due 11/15/35 (PAC) (5)	581,170
11,564,599	Federal Home Loan Mortgage Corp., (3122-SG), 5.351%, due 03/15/36 (I/O) (I/F) (TAC) (PAC) (1)(5)	1,516,861
416,481	Federal Home Loan Mortgage Corp., (3128-OJ), 0%, due 03/15/36 (P/O) (5)	382,588
304,660	Federal Home Loan Mortgage Corp., (3185-SA), 10.659%, due 07/15/36 (I/F) (1)(5)	307,906
5,353,656	Federal Home Loan Mortgage Corp., (3239-SI), 6.371%, due 11/15/36 (I/O) (PAC) (1)(5)	850,972
5,817,462	Federal Home Loan Mortgage Corp., (3323-SA), 5.831%, due 05/15/37 (I/O) (I/F) (1)(5)	723,160
3,320,611	Federal Home Loan Mortgage Corp., (3459-JS), 5.971%, due 06/15/38 (I/O) (I/F) (1)	360,208
15,184,357	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34 (I/O) (I/F) (1)(5)	606,252
320,297	Federal National Mortgage Association, (05-62-BO), 0%, due 07/25/35 (P/O) (5)	313,739
3,307,994	Federal National Mortgage Association, (07-42-SE), 5.816%, due 05/25/37 (I/O) (I/F) (1)(5)	431,442
13,291,330	Federal National Mortgage Association, (07-48-SD), 5.806%, due 05/25/37 (I/O) (I/F) (1)(5)	1,922,732
3,043,280	Federal National Mortgage Association, (09-69-CS), 6.456%, due 09/25/39 (I/O) (I/F) (1)	445,227
4,739,053	Federal National Mortgage Association, (10-112-PI), 6%, due 10/25/40 (I/O) (5)	877,649
4,076,795	Federal National Mortgage Association, (10-99-NI), 6%, due 09/25/40(I/O)	728,490
4,009,689	Government National Mortgage Association, (05-45-DK), 20.869%, due 06/16/35 (I/F) (1)	5,141,173
14,158,476	Government National Mortgage Association, (06-35-SA), 6.315%, due 07/20/36 (I/O) (I/F) (1)	2,159,673

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Agency (Continued)
$24,584,817	Government National Mortgage Association, (06-61-SA), 4.465%, due 11/20/36 (I/O) (I/F) (TAC) (1)	$2,396,329
13,783,181	Government National Mortgage Association, (08-58-TS), 6.115%, due 05/20/38 (I/O) (I/F) (TAC) (1)	2,105,725

	Total Residential Mortgage-Backed Securities—Agency	24,636,648

	Residential Mortgage-Backed Securities—Non-Agency (62.5%)
4,899,029	Adjustable Rate Mortgage Trust, (05-11-2A3), 2.703%, due 02/25/36 (1)(6)	2,175,533
2,359,390	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.75%, due 08/25/35 (1)	824,567
1,463,755	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.142%, due 03/25/36 (1)	881,861
2,920,824	American Home Mortgage Assets, (05-2-2A1A), 3.007%, due 01/25/36 (1)(6)	1,482,528
3,100,000	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.433%, due 12/25/36 (1)	1,384,740
1,609,232	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.783%, due 06/27/36 (1)(2)	1,496,297
1,743,949	BCAP LLC Trust, (11-RR3-1A5), (144A), 5.398%, due 05/27/37 (1)(2)	1,677,241
2,133,447	BCAP LLC Trust, (11-RR3-5A3), (144A), 4.706%, due 11/27/37 (1)(2)	1,885,343
1,070,383	BCAP LLC Trust, (11-RR4-1A3), (144A), 2.901%, due 03/26/36 (1)(2)	961,568
1,426,824	BCAP LLC Trust, (11-RR5-1A3), (144A), 3.108%, due 03/26/37 (1)(2)	1,273,440
941,295	BCAP LLC Trust, (11-RR5-2A3), (144A), 4.686%, due 06/26/37 (1)(2)	873,261
2,572,060	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 5.668%, due 06/25/47 (1)	1,798,679
1,948,658	Bear Stearns Alternative Loan Trust, (04-8-1A), 0.993%, due 09/25/34 (1)	1,527,386
1,367,285	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.523%, due 04/25/36 (1)(6)	555,592
244,219	Centex Home Equity, (05-A-AF5), 5.28%, due 01/25/35 (1)	237,735
3,635,832	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.599%, due 10/25/35 (1)	2,369,091
1,669,463	Citigroup Mortgage Loan Trust, Inc., (06-AR6-1A1), 5.883%, due 08/25/36 (1)	1,280,954
3,222,953	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36	2,278,418
1,807,188	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36 (6)	1,230,660
779,286	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	825,849
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37 (1)(2)	1,094,969
2,211,220	Countrywide Alternative Loan Trust, (06-36T2-1A4), 5.75%, due 12/25/36	1,312,104
1,466,701	Countrywide Alternative Loan Trust, (06-5T2-A3), 6%, due 04/25/36	1,058,895
2,698,808	Countrywide Alternative Loan Trust, (07-11T1-A21), 6%, due 05/25/37 (6)	1,616,354
3,511,692	Countrywide Alternative Loan Trust, (07-12T1-A5), 6%, due 06/25/37	2,348,125
4,457,759	Countrywide Alternative Loan Trust, (07-19-1A34), 6%, due 08/25/37	3,034,256
2,966,700	Countrywide Alternative Loan Trust, (07-19-1A4), 6%, due 08/25/37	2,052,573
2,165,447	Countrywide Alternative Loan Trust, (07-9T1-2A3), 6%, due 05/25/37	1,352,357
1,447,216	Countrywide Alternative Loan Trust, (08-2R-3A1), 6%, due 08/25/37	1,166,306
2,129,232	Countrywide Home Loans, (04-HYB4-B1), 2.607%, due 09/20/34 (1)	320,687
118,286,055	Countrywide Home Loans, (06-14-X), 0.319%, due 09/25/36(I/O) (1)	976,676
3,607,421	Countrywide Home Loans, (06-HYB2-1A1), 2.86%, due 04/20/36 (1)	1,716,322
3,320,281	Countrywide Home Loans, (07-J2-2A6), 6%, due 07/25/37 (1)(6)	2,182,274
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 1.033%, due 06/25/34 (1)	506,443

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2011

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$2,664,764	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36 (6)	$1,678,075
1,945,418	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36 (6)	1,320,511
28,174,746	Credit Suisse Mortgage Capital Certificates, (06-9-7A2), 6.256%, due 11/25/36 (I/O) (I/F) (1)	5,504,246
1,301,414	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32 (1)	1,098,996
1,347,524	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 5.236%, due 01/25/36 (1)	726,337
5,410,666	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.16%, due 06/25/36 (1)(6)	3,257,506
2,192,974	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.483%, due 02/25/37 (1)	1,041,954
487,759	Downey Savings & Loan Association Mortgage Loan Trust, (06-AR2-2A1A), 0.484%, due 11/19/37 (1)	279,091
2,500,000	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.503%, due 12/25/37 (1)	881,656
1,200,000	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38 (1)(2)	1,330,322
1,270,490	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38 (1)(2)	1,350,512
2,500,000	Green Tree Financial Corp., (96-10-M1), 7.24%, due 11/15/28 (1)	2,721,876
1,200,000	Green Tree Financial Corp., (96-7-M1), 7.7%, due 10/15/27	1,310,311
1,103,636	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	1,206,015
457,526	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28	506,087
907,417	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30	984,277
1,013,779	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	1,023,037
866,910	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30	909,629
917,955	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30	960,860
935,000	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29 (1)	1,013,790
2,854,968	GSAA Home Equity Trust, (06-13-AF6), 6.039%, due 07/25/36 (1)	1,589,462
323,080	GSAA Home Equity Trust, (06-19-A1), 0.383%, due 12/25/36 (1)	118,314
1,668,794	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.473%, due 05/25/36 (1)(6)	765,518
1,406,904	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.767%, due 05/25/35 (1)	1,083,000
2,873,229	GSR Mortgage Loan Trust, (06-1F-1A5), 28.91%, due 02/25/36 (I/F) (TAC) (1)	4,235,358
243,479	Household Home Equity Loan Trust, (05-2-M1), 0.744%, due 01/20/35 (1)	212,909
7,823,464	Indymac Index Mortgage Loan Trust, (06-AR13-A4X), 4.502%, due 07/25/36(I/O) (1)	334,656
2,051,125	Indymac Index Mortgage Loan Trust, (07-FLX2-A1C), 0.483%, due 04/25/37 (1)	699,561
815,652	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 12/25/27 (1)	814,389
1,508,266	JP Morgan Alternative Loan Trust, (06-A2-5A1), 5.579%, due 05/25/36 (1)	828,608
3,064,497	JP Morgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	2,251,276
550,000	Lake Country Mortgage Loan Trust, (06-HE1-M5), (144A), 2.293%, due 07/25/34 (1)(2)	245,037
892,931	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 08/15/28 (1)	964,874
2,080,153	Lehman XS Trust, (07-14H-A211), 0.73%, due 07/25/47 (6)(7)	1,002,462
1,300,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.193%, due 10/25/34 (1)	942,278

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$3,500,000	MASTR Adjustable Rate Mortgages Trust, (07-3-22A5), 0.633%, due 05/25/47 (1)	$286,899
2,841,021	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47 (6)	1,594,473
2,450,000	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.473%, due 06/25/37 (1)	1,121,657
1,389,233	Merrill Lynch Mortgage Backed Securities Trust, (07-2-1A1), 2.631%, due 08/25/36 (1)	972,023
744,212	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	746,355
370,000	Morgan Stanley Capital Inc., (05-HE3-M2), 0.813%, due 07/25/35 (1)	351,046
1,500,000	Morgan Stanley Capital Inc., (05-HE3-M3), 0.823%, due 07/25/35 (1)	1,080,341
1,665,942	Morgan Stanley Capital, Inc., (03-NC6-M1), 1.493%, due 06/25/33 (1)	1,294,114
2,435,542	Morgan Stanley Mortgage Loan Trust, (07-15AR-4A1), 5.204%, due 11/25/37 (1)	1,428,629
1,280,000	New Century Home Equity Loan Trust, (05-3-M1), 0.773%, due 07/25/35 (1)	1,089,857
3,749,913	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.317%, due 02/25/36 (1)(6)	1,717,479
3,408,398	Novastar Home Equity Loan, (06-2-A2C), 0.443%, due 06/25/36 (1)	1,456,429
609,100	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22	466,376
996,021	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31	857,993
876,966	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24 (1)	850,177
571,102	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	577,271
917,893	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	928,121
1,037,602	Origen Manufactured Housing, (04-A-M2), 6.64%, due 01/15/35 (1)	1,054,342
880,999	Origen Manufactured Housing, (05-A-M1), 5.46%, due 06/15/36 (1)	897,744
999,888	Origen Manufactured Housing, (06-A-A1), 0.428%, due 11/15/18 (1)	957,935
1,200,000	Park Place Securities, Inc., (05-WHQ1-M2), 0.793%, due 03/25/35 (1)	904,892
594,725	Residential Accredit Loans, Inc., (05-QA7-M1), 3.067%, due 07/25/35 (1)(6)	14,024
1,748,485	Residential Accredit Loans, Inc., (06-Q07-2A1), 1.058%, due 09/25/46 (1)	818,447
1,719,809	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36 (PAC)	1,202,348
3,882,209	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36 (6)	2,424,350
1,118,899	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37 (TAC) (6)	643,066
2,779,000	Residential Asset Securitization Trust, (05-A8CB-A3), 5.5%, due 07/25/35	2,027,945
2,116,696	Residential Asset Securitization Trust, (07-A2-1A1), 6%, due 04/25/37 (6)	1,568,220
7,745,313	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	1,148,569
149,892,594	Residential Funding Mortgage Securities, (06-S9-AV), 0.302%, due 09/25/36 (I/O) (1)	1,504,397
640,914	Residential Funding Mortgage Securities II, Inc., (01-HI3-AI7), 7.56%, due 07/25/26 (1)	601,708
3,049,000	Securitized Asset Backed Receivables LLC Trust, (07-BR4-A2C), 0.583%, due 05/25/37 (1)	1,026,665
4,845,820	Soundview Home Equity Loan Trust, (06-WF1-A3), 5.655%, due 10/25/36 (1)	2,671,280
2,123,867	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 5.392%, due 10/25/35 (1)	1,153,987
2,767,300	Structured Adjustable Rate Mortgage Loan Trust, (05-23-3A1), 5.546%, due 01/25/36 (1)	1,840,109
1,346,599	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.041%, due 10/25/47 (1)(6)	787,147

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2011

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$3,400,000	Structured Asset Mortgage Investments, Inc., (06-AR7-A11), 0.593%, due 08/25/36 (1)	$981,891
1,595,716	Structured Asset Mortgage Investments, Inc., (07-AR6-A1), 1.708%, due 08/25/47 (1)	804,475
210,313	Terwin Mortgage Trust, (06-17HE-A2A), (144A), 0.373%, due 01/25/38 (1)(2)(6)	183,515
484,098	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29	496,788
593,515	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32 (1)	623,099
1,623,344	Vanderbilt Mortgage Finance, (00-C-ARM), 0.624%, due 10/07/30 (1)	1,244,352
989,550	Vanderbilt Mortgage Finance, (01-A-M1), 7.74%, due 04/07/31 (1)	1,029,724
900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32	927,728
1,967,562	Washington Mutual Mortgage Pass-Through Certificates, (06-AR9-2A), 1.048%, due 11/25/46 (1)(6)	769,687
1,843,286	Washington Mutual Mortgage Pass-Through Certificates, (07-HY5-2A5), 5.538%, due 05/25/37 (1)	1,086,147
1,724,073	Wells Fargo Mortgage Backed Securities Trust, (06-2-1A4), 18.58%, due 03/25/36 (I/F) (1)	2,030,941
1,906,103	Wells Fargo Mortgage Backed Securities Trust, (06-AR10-5A1), 2.729%, due 07/25/36 (1)	1,361,522
2,059,503	Wells Fargo Mortgage Backed Securities Trust, (07-AR3-A4), 5.774%, due 04/25/37 (1)	1,664,060
2,130,058	Wells Fargo Mortgage Loan Trust, (10-RR4-1A2), (144A), 5.293%, due 12/27/46 (1)(2)	803,268

	Total Residential Mortgage-Backed Securities—Non-Agency	147,025,486

	Total Collateralized Mortgage Obligations (Cost: $169,997,133)	178,096,150

	Corporate Bonds (23.9%)
	Airlines (2.1%)
1,858,554	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22 (EETC)	1,986,329
980,155	Delta Air Lines, Inc. Pass-Through Certificates, (02-G1), 6.718%, due 07/02/24 (EETC)	972,804
1,250,000	Delta Air Lines, Inc. Pass-Through Certificates, (02-G2), 6.417%, due 01/02/14 (EETC)	1,267,188
870,950	US Airways Pass-Through Trust, (10-1A), 6.25%, due 04/22/23 (EETC)	809,984

	Total Airlines	5,036,305

	Banks (6.3%)
700,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 3.875%, due 11/10/14 (2)	657,388
1,000,000	Bank of America Corp., 5%, due 05/13/21	912,490
430,000	Bank of America Corp., 5.625%, due 10/14/16	411,031
2,985,000	Bank of America Corp., 5.625%, due 07/01/20	2,761,874
1,000,000	Bank of America NA, 0.846%, due 06/15/17 (1)	726,136
1,400,000	Chase Capital III, 1.076%, due 03/01/27 (1)	967,193
400,000	Chase Capital VI, 1.054%, due 08/01/28 (1)	271,588

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Corporate Bonds (Continued)
	Banks (Continued)
$1,500,000	CIT Group, Inc., (144A), 7%, due 05/02/16 (2)	$1,503,750
2,000,000	Citigroup, Inc., 1.056%, due 08/25/36 (1)	1,334,614
1,250,000	Goldman Sachs Group, Inc. (The), 5.35%, due 01/15/16	1,281,680
975,000	Lloyds TSB Bank PLC (United Kingdom), 4.875%, due 01/21/16	943,912
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (2)	618,065
1,500,000	Morgan Stanley, 0.854%, due 10/18/16 (1)	1,233,198
1,300,000	Royal Bank of Scotland PLC (The) (United Kingdom), 3.95%, due 09/21/15	1,213,820

	Total Banks	14,836,739

	Coal (0.3%)
675,000	Arch Coal, Inc., (144A), 7%, due 06/15/19 (2)	695,250

	Diversified Financial Services (2.5%)
650,000	Cantor Fitzgerald LP, (144A), 6.375%, due 06/26/15 (2)	626,005
2,000,000	General Electric Capital Corp., 0.937%, due 08/15/36 (1)	1,501,128
1,400,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14 (2)	1,433,250
1,000,000	JPMorgan Chase Capital XXIII, 1.457%, due 05/15/47 (1)	689,412
300,000	JPMorgan Chase Capital XXVII, 7%, due 11/01/39	304,875
700,000	U.S. Education Loan Trust IV LLC, (144A), 0.54%, due 03/01/41 (2)(7)(8)	574,001
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	654,225

	Total Diversified Financial Services	5,782,896

	Electric (4.0%)
850,000	AES Corp., 7.75%, due 10/15/15	920,125
2,000,000	Calpine Construction Finance Co., LP/CCFC Finance Corp., (144A), 8%, due 06/01/16 (2)	2,170,000
2,250,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B, 7.67%, due 11/08/16 (EETC) (7)	1,338,750
650,000	Edison Mission Energy, 7%, due 05/15/17	425,750
849,506	Mirant Mid Atlantic Pass Through Trust, Series B, 9.125%, due 06/30/17 (EETC)	877,115
1,169,153	Mirant Mid Atlantic Pass Through Trust, Series C, 10.06%, due 12/30/28 (EETC)	1,210,073
2,480,000	NRG Energy, Inc., 7.625%, due 01/15/18	2,492,400

	Total Electric	9,434,213

	Engineering & Construction (0.3%)
700,000	BAA Funding, Ltd., (144A), 4.875%, due 07/15/23 (2)	703,082

	Gas (2.1%)
1,535,000	Sabine Pass LNG, LP, 7.5%, due 11/30/16	1,550,350
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (2)	1,455,000
2,066,000	Southern Union Co., 3.446%, due 11/01/66 (1)	1,936,875

	Total Gas	4,942,225

	Healthcare-Services (0.9%)
1,000,000	Community Health Systems, Inc., 8.875%, due 07/15/15	1,038,750

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2011

Principal Amount	Fixed Income Securities	Value

	Corporate Bonds (Continued)
	Healthcare-Services (Continued)
$1,000,000	HCA, Inc., 8.5%, due 04/15/19	$1,095,000

	Total Healthcare-Services	2,133,750

	Media (1.7%)
570,000	CCH II LLC / CCH II Capital Corp., 13.5%, due 11/30/16	657,638
3,010,000	CSC Holdings LLC, 8.5%, due 04/15/14	3,344,862

	Total Media	4,002,500

	Real Estate (0.6%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,396,225

	REIT (2.1%)
1,000,000	HCP, Inc., 6%, due 01/30/17	1,083,183
500,000	HCP, Inc., 6.3%, due 09/15/16	549,149
1,000,000	Health Care REIT, Inc., 4.7%, due 09/15/17	994,361
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	711,235
700,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	755,807
950,000	SL Green Realty Corp., 5%, due 08/15/18	917,097

	Total REIT	5,010,832

	Telecommunications (0.6%)
650,000	iPCS, Inc., 3.679%, due 05/01/14 (1)	575,250
790,000	Nextel Communications, Inc., 5.95%, due 03/15/14	762,350

	Total Telecommunications	1,337,600

	Trucking & Leasing (0.4%)
904,000	AWAS Aviation Capital, Ltd., (144A), 7%, due 10/15/16 (2)	914,735

	Total Corporate Bonds (Cost: $57,074,197)	56,226,352

	Municipal Bonds (0.6%)
600,000	Illinois State Build America Bonds, 6.63%, due 02/01/35	619,854
650,000	Illinois State General Obligation Bond, 5.665%, due 03/01/18	692,432

	Total Municipal Bonds (Cost: $1,245,184)	1,312,286

	Total Fixed Income Securities (Cost: $ 260,041,664) (113.7%)	267,330,825

	Convertible Securities
	Convertible Corporate Bonds (1.1%)
	Commercial Services (0.4%)
907,000	Euronet Worldwide, Inc., 3.5%, due 10/15/25	902,465

	Diversified Financial Services (0.1%)
256,000	Janus Capital Group, Inc., 3.25%, due 07/15/14	254,157

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Convertible Securities	Value

	Convertible Corporate Bonds (Continued)
	Semiconductors (0.1%)
$220,000	Xilinx, Inc., 3.125%, due 03/15/37	$250,800

	Telecommunications (0.5%)
1,297,000	Ciena Corp., 0.25%, due 05/01/13	1,272,153

	Total Convertible Corporate Bonds (Cost: $2,577,796)	2,679,575

Number of Shares
	Convertible Preferred Stocks (0.6%)
	Electric (0.3%)
16,500	AES Corp., $3.375	809,985

	Oil & Gas (0.3%)
8,200	Chesapeake Energy Corp., $5.00	683,880

	Total Convertible Preferred Stocks (Cost: $1,473,300)	1,493,865

	Total Convertible Securities (Cost: $ 4,051,096) (1.7%)	4,173,440

	Common Stocks
	Banks (0.7%)
8,300	Citigroup, Inc.	218,373
23,200	JPMorgan Chase & Co.	771,400
14,550	State Street Corp.	586,510

	Total Banks	1,576,283

	Chemicals (0.3%)
14,200	Du Pont (E.I.) de Nemours & Co.	650,076

	Computers (0.3%)
19,800	Dell, Inc. (9)	289,674
29,000	Seagate Technology PLC (Ireland)	475,600

	Total Computers	765,274

	Diversified Financial Services (0.4%)
9,200	American Express Co.	433,964
12,072	Ameriprise Financial, Inc.	599,254

	Total Diversified Financial Services	1,033,218

	Electric (0.2%)
13,600	American Electric Power Co., Inc.	561,816

	Electronics (1.0%)
13,950	Honeywell International, Inc.	758,182

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2011

Number of Shares	Common Stocks	Value

	Electronics (Continued)
20,400	TE Connectivity, Ltd.	$628,524
7,550	Thermo Fisher Scientific, Inc. (9)	339,524
14,000	Tyco International, Ltd.	653,940

	Total Electronics	2,380,170

	Entertainment (0.2%)
37,400	Regal Entertainment Group	446,556

	Food (0.6%)
10,500	Campbell Soup Co.	349,020
24,900	Kraft Foods, Inc., Class A	930,264

	Total Food	1,279,284

	Forest Products & Paper (0.1%)
8,800	MeadWestvaco Corp.	263,560

	Healthcare-Products (0.2%)
1,900	Medtronic, Inc.	72,675
5,100	Teleflex, Inc.	312,579

	Total Healthcare-Products	385,254

	Healthcare-Services (0.1%)
40,900	Tenet Healthcare Corp. (9)	209,817

	Home Builders (0.2%)
25,450	Lennar Corp., Class A	500,093

	Household Products/Wares (0.4%)
5,700	Avery Dennison Corp.	163,476
9,800	Kimberly-Clark Corp.	720,888

	Total Household Products/Wares	884,364

	Insurance (0.5%)
13,700	Allstate Corp. (The)	375,517
15,200	Travelers Cos., Inc. (The)	899,384

	Total Insurance	1,274,901

	Internet (0.1%)
21,000	Symantec Corp. (9)	328,650

	Iron & Steel (0.2%)
6,100	Cliffs Natural Resources, Inc.	380,335

	Media (0.5%)
12,100	CBS Corp., Class B	328,394
23,600	Comcast Corp., Class A	559,556
5,800	Time Warner, Inc.	209,612

	Total Media	1,097,562

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Number of Shares	Common Stocks	Value

	Mining (0.1%)
33,400	Alcoa, Inc.	$288,910

	Miscellaneous Manufacturers (0.5%)
39,900	General Electric Co.	714,609
28,700	Textron, Inc.	530,663

	Total Miscellaneous Manufacturers	1,245,272

	Oil & Gas (1.4%)
4,100	Anadarko Petroleum Corp.	312,953
11,200	Chevron Corp.	1,191,680
7,500	Devon Energy Corp.	465,000
15,650	Ensco International PLC (United Kingdom) (SP ADR)	734,298
18,800	Nabors Industries, Ltd. (9)	325,992
14,600	Valero Energy Corp.	307,330

	Total Oil & Gas	3,337,253

	Oil & Gas Services (0.3%)
10,600	Baker Hughes, Inc.	515,584
13,600	Weatherford International, Ltd. (9)	199,104

	Total Oil & Gas Services	714,688

	Packaging & Containers (0.2%)
19,200	Packaging Corp. of America	484,608

	Pharmaceuticals (0.8%)
7,500	Johnson & Johnson	491,850
58,600	Pfizer, Inc.	1,268,104

	Total Pharmaceuticals	1,759,954

	REIT (0.2%)
27,750	Kimco Realty Corp.	450,660

	Retail (0.7%)
13,600	Foot Locker, Inc.	324,224
23,700	Gap, Inc. (The)	439,635
21,600	Home Depot, Inc. (The)	908,064

	Total Retail	1,671,923

	Savings & Loans (0.2%)
34,600	New York Community Bancorp, Inc.	428,002

	Semiconductors (0.5%)
32,100	Intel Corp.	778,425
11,100	Microchip Technology, Inc.	406,593

	Total Semiconductors	1,185,018

	Software (0.1%)
15,400	CA, Inc.	311,311

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2011

Number of Shares	Common Stocks	Value

	Telecommunications (0.9%)
23,600	AT&T, Inc.	$713,664
3,900	Cisco Systems, Inc.	70,512
11,662	Motorola Mobility Holdings, Inc. (9)	452,486
100,500	Sprint Nextel Corp. (11)	235,170
59,400	Windstream Corp.	697,356

	Total Telecommunications	2,169,188

	Total Common Stocks (Cost: $ 25,792,740) (11.9%)	28,064,000

Principal Amount	Short Term Investments
	Repurchase Agreement (0.1%)
$198,372	State Street Bank & Trust Company, 0.01%, due 01/03/12 (collateralized by $190,000, U.S. Treasury Note, 2.375%, due 07/31/17, valued at $205,675) (Total Amount to be Received Upon Repurchase $198,372)	198,372

	U.S. Government Obligations (0.3%)
680,000	U.S. Treasury Bill, 0.015%, due 02/23/12 (5)	680,000

	Total Short Term Investments (Cost $878,372) (0.4%)	878,372

	Total Investments (Cost $290,763,872) (127.7%)	300,446,637
	Liabilities in Excess of Other Assets (–27.7%)	(65,219,614)

	Net Assets (100.0%)	$235,227,023

Notes to Schedule of Investments:

(1)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2011.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $48,504,712 or 20.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	Restricted security.
(4)	Rate stated is the effective yield.
(5)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments (Note 2).
(6)	A portion of the principal balance has been written-off during the year due to defaults in the underlying loans.
(7)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(8)	Fair valued security using procedures established by and under the general supervision of the Fund’s Board of Directors (Note 2).
(9)	Non-income producing security.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
TAC -	Target Amortization Class.
P/O -	Principal Only Security and therefore, does not accrue interest.
REIT -	Real Estate Investment Trust.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Futures Contracts
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
31	S&P 500 Index Futures	03/15/2012	$9,707,650	$263,033
1	S&P 500 E Mini Index Futures	03/16/2012	62,630	2,365

			$9,770,280	$265,398

Swap Agreements

Credit Default Swaps – Sell Protection (1)

Notional Amount (2)	Implied Credit Spread (3)	Expiration Date	Counter party	Fixed Deal Receive Rate	Reference Entity	Unrealized (Depreciation)	Premium (Received)	Value (4)
$2,310,000	2.10%	09/20/16	Barclays Capital Inc.	0.25%	Government of France (Moody’s Rating: Aaa)	$(64,110)	$(122,325)	$(186,435)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	The maximum potential amount the Fund could be required to make as seller of credit protection or receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The values of credit default swap agreements serve as an indicator of the current status of the payments/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

As of December 31, 2011, for the above contracts and/or agreements, the Fund had sufficient securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Investments by Industry	December 31, 2011

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities - Non-Agency	62.5%
Asset-Backed Securities	12.0
Residential Mortgage-Backed Securities - Agency	10.5
Banks	7.0
Electric	4.5
Diversified Financial Services	3.0
Commercial Mortgage-Backed Securities	2.7
REIT	2.3
Media	2.2
Airlines	2.1
Gas	2.1
Telecommunications	2.0
Oil & Gas	1.7
Electronics	1.0
Healthcare-Services	1.0
Pharmaceuticals	0.8
Retail	0.7
Hotels, Restaurants & Leisure	0.6
Municipal Bonds	0.6
Real Estate	0.6
Semiconductors	0.6
Food	0.6

Industry	Percentage of Net Assets
Electric Utilities	0.5
Insurance	0.5
Miscellaneous Manufacturers	0.5
Commercial Services	0.4
Household Products/Wares	0.4
Satellite Communications	0.4
Trucking & Leasing	0.4
Chemicals	0.3
Coal	0.3
Computers	0.3
Engineering & Construction	0.3
Oil & Gas Services	0.3
Entertainment	0.2
Healthcare-Products	0.2
Home Builders	0.2
Iron & Steel	0.2
Packaging & Containers	0.2
Savings & Loans	0.2
Forest Products & Paper	0.1
Internet	0.1
Mining	0.1
Software	0.1
Short-Term Investments	0.4

Total	127.7%

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2011

ASSETS:
Investments, at Value (Cost: $290,763,872)	$300,446,637
Cash	166
Receivable for Securities Sold	202,304
Interest and Dividends Receivable	2,201,709

Total Assets	302,850,816

LIABILITIES:
Payables for Borrowings	37,852,250
Distributions Payable	28,689,773
Payables for Securities Purchased	299,735
Interest Payable on Borrowings	204,016
Open Swap Agreements, at Value	186,435
Accrued Other Expenses	159,134
Accrued Investment Advisory Fees	155,799
Payable for Daily Variation Margin on Open Financial Futures Contracts	37,440
Accrued Directors’ Fees and Expenses	34,286
Accrued Compliance Expense	4,925

Total Liabilities	67,623,793

NET ASSETS	$235,227,023

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,609,979 shares issued and outstanding)	$476,100
Paid-in Capital	296,855,299
Accumulated Net Realized Loss on Investments, Futures Contracts and Swap Contracts	(43,209,500)
Distributions in Excess of Net Investment Income	(28,778,929)
Net Unrealized Appreciation on Investments, Futures Contracts and Swap Contracts	9,884,053

NET ASSETS	$235,227,023

NET ASSET VALUE PER SHARE	$4.94

MARKET PRICE PER SHARE	$4.85

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations	Year Ended December 31, 2011

INVESTMENT INCOME:
Income
Interest	$28,026,850
Dividends	1,121,375

Total Investment Income	29,148,225

Expenses
Investment Advisory Fees	1,854,884
Interest Expense	739,391
Audit and Tax Service Fees	131,282
Directors’ Fees and Expenses	109,392
Proxy Expense	98,321
Accounting Fees	94,386
Legal Fees	72,221
Transfer Agent Fees	62,639
Custodian Fees	61,443
Listing Fees	44,226
Compliance Expense	38,823
Printing and Distribution Costs	29,697
Miscellaneous Expenses	23,858
Administration Fees	17,355
Insurance Expense	4,971

Total Expenses	3,382,889

Net Investment Income	25,765,336

NET REALIZED GAIN AND CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS, FUTURES CONTRACTS AND SWAP AGREEMENTS:
Net Realized Gain on:
Investments	4,975,861
Futures Contracts	894,983
Swap Agreements	11,864
Change in Unrealized Appreciation (Depreciation) on:
Investments	(16,716,980)
Futures Contracts	265,398
Swap Agreements	(64,110)

Net Realized Gain and Change in Unrealized Depreciation on Investments, Futures Contracts and Swap Agreements	(10,632,984)

INCREASE IN NET ASSETS FROM OPERATIONS	$15,132,352

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE IN NET ASSETS:
OPERATIONS:
Net Investment Income	$25,765,336	$42,858,610
Net Realized Gain on Investments, Futures Contracts and Swap Agreements	5,882,708	20,665,409
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Agreements	(16,515,692)	1,123,451

Increase in Net Assets Resulting from Operations	15,132,352	64,647,470

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(42,487,146)	(29,375,358)

Total Increase (Decrease) in Net Assets	(27,354,794)	35,272,112

NET ASSETS:
Beginning of Year	262,581,817	227,309,705

End of Year	$235,227,023	$262,581,817

Undistributed (Distributions in Excess of) Net Investment Income	$(28,778,929)	$3,120,582

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Cash Flows	Year Ended December 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Increase in Net Assets From Operations	$15,132,352
Adjustments to Reconcile Increase in Net Assets Resulting
From Operations to Net Cash Provided by Operating Activities:
Investments Purchased	(137,398,122)
Proceeds from Investments Sold	130,770,131
Net Decrease in Short-Term Investments	162,387
Net Amortization/Accretion of Premium/(Discount)	(427,928)
Decrease in Interest and Dividends Receivable	38,939
Increase in Accrued Directors’ Fees and Expenses	15,551
Increase in Accrued Compliance Expense	358
Increase in Accrued Investment Advisory Fees	4,905
Increase in Variation Margin on Futures	37,440
Increase in Interest Payable on Borrowings	60,389
Decrease in Accrued Other Expenses	(6,610)
Change in Valuation of Swap Agreements	186,435
Realized and Unrealized (Gain)/Loss on Investments	11,741,119

Net Cash Provided by Operating Activities	20,317,346

CASH FLOWS USED IN FINANCING ACTIVITIES:
Distributions to Shareholders	(31,246,430)
Increase in Borrowings	9,934,250

Net Cash Used in Financing Activities	(21,312,180)

Net Change in Cash	(994,834)
Cash at Beginning of Year	995,000

Cash at End of Year	$166

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$679,002

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements

Note 1 — Significant Accounting Policies:

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended, and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation by investing in convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, options, securities issued or guaranteed by the United States Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities and other securities without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940.

Security Valuation:    Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities which are traded on the over-the-counter market are valued at the mean of current bid and asked prices as furnished by independent pricing services or by dealer quotations. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, after which they are valued at amortized cost using their value of the 61st day prior to maturity. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. Swap agreements are valued at the last ask price if no sales are reported.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or mean prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors. At December 31, 2011 one security was fair valued with a market value of $574,001 or 0.2% of the Fund’s total net assets.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

TCW Strategic Income Fund, Inc.

December 31, 2011

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. The value of each of the Fund’s futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. As such they are categorized as Level 1.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise the fair values are categorized as Level 3.

Asset-backed securities, mortgage-backed securities and collateralized mortgage obligations.    The fair value of asset-backed securities, mortgage-backed securities and collateralized mortgage obligations is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values are categorized in Level 2 of the fair value hierarchy, otherwise they are categorized as Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, which are then in Level 3.

U.S. government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Restricted securities.    Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and are categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they are categorized as Level 3.

TCW Strategic Income Fund, Inc.

December 31, 2011

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$27,735,203	$437,144	$28,172,347

Bank Loans
Electric Utilities	—	1,222,629	—	1,222,629
Hotels, Restaurants & Leisure	—	1,308,150	—	1,308,150
Satellite Communications	—	992,911	—	992,911

Total Bank Loans	—	3,523,690	—	3,523,690

Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities	—	6,434,016	—	6,434,016
Residential Mortgage-Backed Securities-Agency	—	24,636,648	—	24,636,648
Residential Mortgage-Backed Securities-Non-Agency	—	131,290,643	15,734,843	147,025,486

Total Collateralized Mortgage Obligations	—	162,361,307	15,734,843	178,096,150

Corporate Bonds
Airlines	—	5,036,305	—	5,036,305
Banks	—	14,836,739	—	14,836,739
Coal	—	695,250	—	695,250
Diversified Financial Services	—	5,782,896	—	5,782,896
Electric	—	9,434,213	—	9,434,213
Engineering & Construction	—	703,082	—	703,082
Gas	—	4,942,225	—	4,942,225
Healthcare-Services	—	2,133,750	—	2,133,750
Media	—	4,002,500	—	4,002,500
Real Estate	—	1,396,225	—	1,396,225
REIT	—	5,010,832	—	5,010,832
Telecommunications	—	1,337,600	—	1,337,600
Trucking & Leasing	—	914,735	—	914,735

Total Corporate Bonds	—	56,226,352	—	56,226,352

Municipal Bonds	—	1,312,286	—	1,312,286

Total Fixed Income Securities	—	251,158,838	16,171,987	267,330,825

Convertible Securities
Convertible Corporate Bonds
Commercial Services	—	902,465	—	902,465
Diversified Financial Services	—	254,157	—	254,157
Semiconductors	—	250,800	—	250,800
Telecommunications	—	1,272,153	—	1,272,153

Total Convertible Corporate Bonds	—	2,679,575	—	2,679,575

Convertible Preferred Stocks
Electric	809,985	—	—	809,985
Oil & Gas	683,880	—	—	683,880

Total Convertible Preferred Stocks	1,493,865	—	—	1,493,865

Total Convertible Securities	1,493,865	2,679,575	—	4,173,440

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Banks	$1,576,283	$—	$—	$1,576,283
Chemicals	650,076	—	—	650,076
Computers	765,274	—	—	765,274
Diversified Financial Services	1,033,218	—	—	1,033,218
Electric	561,816	—	—	561,816
Electronics	2,380,170	—	—	2,380,170
Entertainment	446,556	—	—	446,556
Food	1,279,284	—	—	1,279,284
Forest Products & Paper	263,560	—	—	263,560
Healthcare-Products	385,254	—	—	385,254
Healthcare-Services	209,817	—	—	209,817
Home Builders	500,093	—	—	500,093
Household Products/Wares	884,364	—	—	884,364
Insurance	1,274,901	—	—	1,274,901
Internet	328,650	—	—	328,650
Iron & Steel	380,335	—	—	380,335
Media	1,097,562	—	—	1,097,562
Mining	288,910	—	—	288,910
Miscellaneous Manufacturers	1,245,272	—	—	1,245,272
Oil & Gas	3,337,253	—	—	3,337,253
Oil & Gas Services	714,688	—	—	714,688
Packaging & Containers	484,608	—	—	484,608
Pharmaceuticals	1,759,954	—	—	1,759,954
REIT	450,660	—	—	450,660
Retail	1,671,923	—	—	1,671,923
Savings & Loans	428,002	—	—	428,002
Semiconductors	1,185,018	—	—	1,185,018
Software	311,311	—	—	311,311
Telecommunications	2,169,188	—	—	2,169,188

Total Common Stocks	28,064,000	—	—	28,064,000

Total Short Term Investments	680,000	198,372	—	878,372

Total Investments	30,237,865	254,036,785	16,171,987	300,446,637

Derivatives
Futures Contracts
Equity Risk	265,398	—	—	265,398
Swap Agreements
Credit Risk	—	(186,435)	—	(186,435)

Total Derivatives	265,398	(186,435)	—	78,963

Total	$30,503,263	$253,850,350	$16,171,987	$300,525,600

The Fund did not have any transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2011.

TCW Strategic Income Fund, Inc.

December 31, 2011

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of 12/31/2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3		Transfers (out) of Level 3	Balance as of 12/31/2011	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/2011
Asset-Backed Securities	$—	$—	$—	$1	$450,000	$(12,857)	$—		$—	$437,144	$1
Collateralized Mortgage Obligations	—	—	(962,115)	2,466,054	22,392	(997,174)	15,205,686	*	—	15,734,843	2,466,054

Total	$—	$—	$(962,115)	$2,466,055	$472,392	$(1,010,031)	$15,205,686		$—	$16,171,987	$2,466,055

*	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobervable inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Discounts, including original issue discounts, and premiums on securities purchased are amortized using a constant yield-to-maturity method. Realized gains and losses on investments are recorded on the basis of specific identified cost. Dividends received from real estate investments trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

Distributions:    Distributions to shareholders are recorded on ex-dividend date. The Fund declares and pays, or reinvests, dividends quarterly based on the managed distribution plan adopted by the Fund’s Board of Directors. Under the Plan, the Fund will distribute a cash dividend equal to 7% of the Fund’s net asset value on an annualized basis. The distribution will be based on the Fund’s net asset value from the previous calendar year-end. The source for the dividend comes from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized for defaults or write-off on structured debt, losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss). Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At December 31, 2011, the Fund had the following derivatives.

	Credit Risk	Equity Risk	Total
Statement of Assets and Liabilities:
Futures Contracts (Asset)(1)	$—	$265,398	$265,398
Open Swap Agreements, at Value (Liability)	(186,435)	—	(186,435)

	$(186,435)	$265,398	$78,963

Statement of Operations:
Net Realized Gain (Loss) on:
Futures Contracts	$—	$894,983	$894,983
Swap Agreements	11,864	—	11,864

Total Realized Gain	$11,864	$894,983	$906,847

Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$265,398	$265,398
Swap Agreements	(64,110)	—	(64,110)

Total Change in Appreciation (Depreciation)	$(64,110)	$265,398	$201,288

Notional Amounts †
Futures Contracts	—	50	50
Swap Agreements	$2,310,000	$—	$2,310,000

(1)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
†	Amount represents average number of contracts or notional amounts outstanding during the period in which derivatives trading took place for the Fund.

Futures Contracts:    The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered

TCW Strategic Income Fund, Inc.

December 31, 2011

into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 2011 the Fund used futures contracts to gain exposure to the S&P Index. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2011, the Fund used credit default swap agreements to gain exposure to a bond issued by the Government of France. Swap agreements outstanding at the end of the year are listed in the Schedule of Investments.

Mortgage-Backed Securities:    The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

TCW Strategic Income Fund, Inc.

December 31, 2011

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund segregates cash or securities in the amount equal to or greater than the committed amount.

Repurchase Agreements:    The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

Note 2 — Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At December 31, 2011, the Fund had a total loss carryforward for federal income tax purposes of $42,712,297. The expiration of this amount is set forth in the table below.

Expiring In
2016	2017	2018	Amount without Expiration(1)
$ 18,803,557	$ 2,077,258	$ 18,197,371	$ 3,634,111

(1)	Effective with the taxable years beginning after December 22, 2010, registered investment companies will be permitted to carry forward capital losses for an unlimited period under the Investment Company Modernization Act of 2010. These post-enactment capital losses will retain their character as either short-term or long-term capital losses.

For the year ended December 31, 2011, the Fund distributed, on a tax basis, $42,487,146 of ordinary income. For the previous year ended December 31, 2010, the Fund distributed, on a tax basis, $29,375,358 of ordinary income. The Fund had no undistributed ordinary income at December 31, 2011, on a tax basis.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Federal Income Taxes (Continued)

At December 31, 2011, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Appreciated securities	$29,436,819
Depreciated securities	(20,075,015)

Net unrealized appreciation	$9,361,804

Cost of securities for federal income tax purposes	$291,084,999

The following reclassifications have been made for the permanent differences between book and tax accounting as of December 31, 2011:

Increase (Decrease)
Undistributed/accumulated net investment income (loss)	$(15,177,701)
Undistributed/accumulated net realized gain (loss)	$5,731,070
Paid-in capital	$9,446,631

The Fund did not have any unrecognized tax benefits at December 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 3 — Investment Advisory and Service Fees:

As compensation for the services rendered, facilities provided, and expenses borne, the Advisor, an affiliate to the Fund, is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

In addition to the management fees, the Fund reimburses, with approval by the Fund’s Board of Directors, a portion of the Advisor’s costs associated in support of the Fund’s Rule 38a-1 compliance obligations, which is included in the Statement of Operations.

Note 4 — Purchases and Sales of Securities:

For the year ended December 31, 2011, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $127,903,831 and $118,479,342, respectively for non-U.S. Government Securities and aggregated $3,071,660 and $7,463,870, respectively, for U.S. Government Securities.

Note 5 — Security Lending:

The Fund can lend securities to brokers. The brokers must provide collateral, primarily cash, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. The Fund receives income, net of broker fees, by investing the cash collateral. The Fund did not lend securities any time during the year ended December 31, 2011.

Note 6 — Directors’ Fees:

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $109,392 from the Fund for the year ended December 31, 2011. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor.

TCW Strategic Income Fund, Inc.

December 31, 2011

Note 7 — Restricted Securities:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities (excluding Rule 144A issues) at December 31, 2011. However, one 144A security was considered restricted due to its illiquidity status at December 31, 2011. All other 144A securities are liquid and, therefore, are not considered restricted. Aggregate cost and fair value of that security held at December 31, 2011 were as follows:

	Aggregate Cost	Aggregate Value	Value as a Percentage of Fund’s Net Assets
Total of Restricted Securities	$437,143	$437,144	0.19%

Note 8 — Loan Outstanding:

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.25%. There is also an annual commitment fee of $35,000. The average daily loan balance during the period for which loans were outstanding amounted to $51,679,123, and the weighted average interest rate was 1.35%. Interest expense on the line of credit was $739,391 for the year ended December 31, 2011. The maximum outstanding loan balance during the year ended December 31, 2011 was $69,571,250.

Note 9 — Indemnifications:

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, the Fund has entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s service to the Fund, to the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended, as now or hereafter in force. In the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 10 — Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, which amends U.S. GAAP to conform it with fair value measurement and disclosure requirements in International Financial Reporting Standards (IFRS). The amendments in ASU No. 2011-04 are effective for interim and annual periods beginning after December 15, 2011. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 10 — Recently Issued Accounting Pronouncements (Continued)

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Years Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value Per Share, Beginning of Year	$5.52	$4.77	$3.64	$4.27	$5.60

Income from Operations:
Net Investment Income (1)	0.54	0.90	0.78	0.52	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.23)	0.47	0.86	(0.77)	(1.28)

Total from Investment Operations	0.31	1.37	1.64	(0.25)	(0.90)

Less Distributions:
Distributions from Net Investment Income	(0.89)	(0.62)	(0.51)	(0.38)	(0.43)

Net Asset Value Per Share, End of Year	$4.94	$5.52	$4.77	$3.64	$4.27

Market Value Per Share, End of Year	$4.85	$5.22	$4.37	$3.07	$3.67

Total Investment Return (2)	10.54%	34.54%	60.97%	(6.32)%	(20.70)%
Net Asset Value Total Return (3)	5.50%	29.53%	46.61%	(6.03)%	(16.54)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$235,227	$262,582	$227,310	$173,408	$203,302
Ratio of Expenses Before Interest Expense to Average Net Assets	0.98%	1.00%	1.12%	1.10%	0.86%
Ratio of Interest Expense to Average Net Assets	0.27%	0.19%	0.34%	0.65%	0.32%
Ratio of Total Expenses to Average Net Assets	1.26%	1.19%	1.47%	1.75%	1.18%
Ratio of Net Investment Income to Average Net Assets	9.58%	16.67%	18.62%	12.89%	7.60%
Portfolio Turnover Rate	39.63%	49.30%	30.31%	42.44%	74.98%

(1)	Computed using average shares outstanding throughout the year.
(2)	Based on market price per share, adjusted for reinvestment of distributions.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of TCW Strategic Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Strategic Income Fund, Inc. as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

February 22, 2012

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request. The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877) 829-4768 to obtain a hard copy. You may also obtain the Fund’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 18, 2011.

TCW Strategic Income Fund, Inc.

Voting Information

Report of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on September 15, 2011. At the meeting, the following matter was submitted to a shareholder vote: (i) the election of Charles W. Baldiswieler, Samuel P. Bell, David S. DeVito, John A. Gavin, Patrick C. Haden, Janet E. Kerr, Peter McMillan and Charles A. Parker as Directors to serve until their successors are elected and qualify (each nominee was elected with Mr. Baldiswieler receiving 29,155,458 affirmative votes and 857,751 votes withheld, Mr. Bell receiving 29,195,585 affirmative votes and 817,624 votes withheld, Mr. DeVito receiving 29,041,706 affirmative votes and 971,503 votes withheld, Mr. Gavin receiving 29,228,589 affirmative votes and 784,620 votes withheld, Mr. Haden receiving 29,191,252 affirmative votes and 821,957 votes withheld, Ms. Kerr receiving 29,204,491 affirmative votes and 808,718 votes withheld, Mr. McMillan receiving 29,220,684 affirmative votes and 792,525 votes withheld and Mr. Parker receiving 29,231,977 affirmative votes and 781,232 votes withheld). 47,609,979 shares were outstanding on the record date of the meeting and 30,013,209 shares with respect to proposal (i) entitled to vote were present in person or proxy at the meeting.

TCW Strategic Income Fund, Inc.

Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Fund designates 2.57% of the dividend paid as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2011.

The dividend received deduction percentage for the Fund’s corporate shareholders was 2.37% for the year ended December 31, 2011.

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2012, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Strategic Income Fund, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Strategic Income Fund, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #358035, Pittsburgh, PA 15252-8035, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

TCW Strategic Income Fund, Inc. Approval of Advisory and Management Agreement

TCW Strategic Income Fund, Inc. (the “Fund”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (the “Advisory Agreement”), pursuant to which the Advisor is responsible for managing the investments of the Fund. At a meeting held on October 6, 2011, the Board of Directors of the Fund (the “Board”) renewed the Advisory Agreement.

Prior to the meeting, the Advisor provided materials to the Board for its evaluation in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on September 15, 2011, with their counsel to consider the matter and unanimously recommended renewal of the Advisory Agreement. Discussed below are the factors considered by the Board in renewing the Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The renewal determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the Advisory Agreement, the Board of Directors, including the Independent Directors, considered the following factors, among others:

Nature, Extent and Quality of Services.    The Board considered the general nature, extent, and quality of services provided and expected to be provided by the Advisor. They evaluated the Advisor’s experience in serving as manager of the Fund and considered the benefits to shareholders of investing in a fund that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies, commingled funds and collective trusts. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Fund. The Board noted the background and experience of the senior management and portfolio management personnel of the Advisor, and that the expertise and amounts of attention provided and expected to be given to the Fund by the Advisor is substantial. The Board considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program. They also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations with respect to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Fund by the Advisor under the Advisory Agreement.

Investment Performance.    The Board was provided with a report prepared by Morningstar Associates LLC, an independent third party consultant (the “Report”), which provided a comparative analysis of the short- and long-term performance of the Fund to similar funds. The Board reviewed information in the Report regarding the performance of the Fund as compared to other funds in its peer group and its fund category for periods ended June 30, 2011, and considered the rankings given the Fund in the Report. They noted that the Fund was ranked in the second quartile for its peer group and in the first quartile for its fund category for the one-year period (11 and 26 funds, respectively), and in the first quartile for both its peer group and fund category for the three- and five-year periods (11 and 22 funds, respectively), although it was ranked in the bottom quartile for both its peer group and fund category for the ten-year period (6 and 12 funds, respectively). The Board concluded that the Advisor has provided acceptable investment management services to the Fund consistent with its objectives and strategy.

TCW Strategic Income Fund, Inc. Approval of Advisory and Management Agreement (Continued)

Advisory Fees, Expenses and Profitability.    The Board considered information in the Report and in materials prepared by the Advisor regarding the advisory fees charged to the Fund and advisory fees paid by other funds in the Fund’s Morningstar category. The Board noted that the advisory fee charged by the Advisor is below the medians of advisory fees charged by other investment advisors to the funds in the fund category and the peer group. In addition, the Board noted that the Advisor does not manage any separate accounts with a strategy substantially similar to the current strategy of the Fund.

The Board also considered information in the Report regarding the Fund’s total expenses in the period under consideration, and noted that the total expenses of the Fund (excluding interest expense) were below the median for its peer group and fund category. They also considered the cost of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board noted that it is difficult to assess the Advisor’s profitability with respect to the funds it manages in the context of the broad mix of funds and products the Advisor manages, and further noted that other profitability methodologies may also be reasonable. The Board concluded that the contractual management fee of the Fund under the Advisory Agreement is fair and bears a reasonable relationship to the services rendered.

Economies of Scale.    The Board considered the potential of the Advisor to experience economies of scale as the Fund grows in size. They noted that, as a closed-end fund, there is limited potential for the Fund to experience significant asset growth other than through capital appreciation and income production. The Board noted the Advisory Agreement has a fee breakpoint and that the overall fee charged to the Fund is reasonable and concluded that the current fee structure reflected in the Advisory Agreement is appropriate.

Ancillary Benefits.    The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Fund, including compensation for certain compliance support services. They noted that, in addition to the fees the Advisor receives under the Advisory Agreement, the Advisor could receive additional benefits in connection with management of the Fund in the form of reports, research and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Advisor from its relationship with the Fund are consistent with the services provided by the Advisor to the Fund.

After consideration of the factors described above and other matters, the Board approved the renewal of the Advisory Agreement for an additional one year period.

TCW Strategic Income Fund, Inc.

Directors and Officers

A board of nine directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name, Address, Age and Position with Fund (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Charles W. Baldiswieler (53) (2) President and Chief Executive Officer	Mr. Baldiswieler has served as a director of the Fund since March 2009, and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Funds, Inc. (mutual fund with 23 series) and Metropolitan West Funds (mutual fund with 8 series).
Samuel P. Bell (75)	Mr. Bell has served as a director of the Fund since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking), TCW Funds, Inc. (mutual fund with 23 series).
David S. DeVito (49) (2) Treasurer and Chief Financial Officer	Mr. DeVito has served as a director of the Fund since January 2008.	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Funds, Inc. and Metropolitan West Funds.	None.
John A. Gavin (80)	Mr. Gavin has served as a director of the Fund since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital Management Trust (mutual fund with 5 series), TCW Funds, Inc. (mutual fund with 23 series), Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (59)	Mr. Haden has served as a director of the Fund since May 2001.	Athletic Director, University of Southern California; prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 8 series) and TCW Funds, Inc. (mutual fund with 23 series).
Janet E. Kerr (57)	Ms. Kerr has served as a director of the Fund since August 2010.	Laure Sudreau – Ripley Endowed Professor of Law and Executive Director Geoffrey H. Palmer Center for Entrepreneurship and the Law. Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer) and TCW Funds, Inc. (mutual fund with 23 series).
Peter McMillan (54)	Mr. McMillan has served as a director of the Fund since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments), Metropolitan West Funds (mutual fund with 8 series) and TCW Funds, Inc. (mutual fund with 23 series).
Charles A. Parker (77)	Mr. Parker has served as a director of the Fund since May 1988.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado), and TCW Funds, Inc. (mutual fund with 23 series).

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

Name, Address, Age and Position with Fund (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Vitoria B. Rogers (50)	Ms. Rogers has served as a director of the Fund since October 2011.	President, the Rose Hills Foundation (Los Angeles, CA).	TCW Funds, Inc. (mutual fund with 23 series).

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071
(2)	The address for the Interested Director is 865 South Figueroa Street, Los Angeles, CA 90017

The officers of the Fund who are not directors of the Fund are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Hilary G.D. Lord (55)*	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Funds, Inc.
Michael E. Cahill (61)*	Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Funds, Inc.
Peter A. Brown (56)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company.
George P. Hawley (43)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West, and TCW Asset Management Company; Secretary, TCW Funds, Inc.
George N. Winn (43)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West, and TCW Asset Management Company; Assistant Treasurer, TCW Funds, Inc.

(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, Los Angeles, California 90017

TCW Strategic Income Fund, Inc.

865 South Figueroa Street Investment Advisor

Los Angeles, California 90017 TCW Investment Management Company 866 227 8179 865 South Figueroa Street Los Angeles, California 90017 www.tcw.com Transfer Agent, Dividend Reinvestment and Disbursement Agent and Registrar

Computershare Shareowner Services LLC P.O. Box #35835 Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP 350 South Grand Avenue Los Angeles, California 90071

Custodian & Administrator

State Street Bank & Trust Company 200 Clarendon Street Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1775 Eye Street N.W. Washington, D.C. 20006

Directors

Charles W. Baldiswieler

Director, President, and Chief Executive Officer

Samuel P. Bell

Director

David S. DeVito

Director, Treasurer, and Chief Financial Officer

John A. Gavin

Director

Patrick C. Haden

Chairman

Janet E. Kerr

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Officers

Michael E. Cahill

Senior Vice President, General Counsel, and Assistant Secretary Hilary G.D. Lord Senior Vice President, Chief Compliance Officer George P. Hawley Secretary and Associate General Counsel

Peter A. Brown

Senior Vice President

George N. Winn

Assistant Treasurer

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Item 2.	Code of Ethics. The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions. The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.	Audit Committee Financial Expert. The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management, serving on its audit committee.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees Paid by Registrant

2011	2010
$75,000	$75,000

(b)	Audit-Related Fees Paid by Registrant

2011	2010
0	0

(c)	Tax Fees Paid by Registrant

2011	2010
$5,000	$5,000

Fees were for the preparation and filing of the registrant’s corporate returns.

(d)	All Other Fees Paid by Registrant

2011	2010
0	0

(e)	(1) The registrant’s audit committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e)	(2) None

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(f)	Not applicable.

(g)	No non-audit fees except as disclosed in Item 4(c) above were billed by the registrant’s accountant for services rendered to the registrant, or rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee members, consisting solely of independent directors are:

Samuel P. Bell

John A. Gavin

Patrick C. Haden

Janet E. Kerr

Peter McMillan

Charles A. Parker

Victoria B. Rogers

Item 6.	Schedule of Investments. Not Applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Guidelines and Procedures

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy

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voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Overrides and Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly.

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On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, or the Guidelines themselves refer such vote to the portfolio manager for decisions, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW. A relationship will be deemed not to be material, and no further conflict analysis will be required, if the assets managed for that client by TCW represent, in the aggregate, 0.25% (25 basis points) or less of TCW’s total assets under management. On the other hand, if the assets managed for that client by TCW exceed in the aggregate, 0.25% (25 basis points) of TCW’s total assets under management, then the Proxy Committee will investigate whether the relationship should be deemed to be material under the particular facts and circumstances. If the relationship is deemed not to be material, then no further conflict analysis will be required. If a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material and no further conflict analysis will be required. If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

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TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and curcumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director nominees in uncontested elections

•	For management nominees in contested elections

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•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For a leveraged buyout of the company

•	For spinning off certain company operations or divisions

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•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

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•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Refer on assuming stock incentive plans

•

For adopting a stock incentive plan for non-employee directors, except refer if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For amending a stock incentive plan for non-employee directors, except refer if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee directors, except refer if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•

For adopting a stock award plan, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

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•

For adding shares to a stock award plan, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee directors, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee directors, except refer if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•

For adding shares to a stock award plan for non-employee directors, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except refer if the plan dilution is more than 15% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect directors

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

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•	Against asking the board to include more women and minorities as directors.

•	Against seeking to increase board independence

•	Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by directors

•	Against providing for union or employee representatives on the board of directors

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For increasing the independence of the nominating committee

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•	Against asking that a lead director be chosen from among the ranks of the non-employee directors

•	For adopting cumulative voting

•	Against requiring directors to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two director candidates for each open board seat

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	For eliminating supermajority provisions

•	For reducing supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against advisory vote on compensation

•	Against restricting executive compensation

•	For enhancing the disclosure of executive compensation

•	Against restricting director compensation

•	Against capping executive pay

•	Against calling for directors to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of director retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

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•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies

•	For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

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•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

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•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Portfolio Managers

Mitch Flack	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company. Portfolio manager, partner and a mortgage specialist with Metropolitan West Asset Management Company, LLC prior to December 2009.

Stephen Kane	Portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company. Portfolio manager, founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Laird R. Landmann	President, Metropolitan West Asset Management, LLC, portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company. Portfolio manager and a founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Tad Rivelle	Portfolio manager, Group Managing Director, and Chief Investment Officer - High Grade Fixed Income, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company. Chief Investment Officer, portfolio manager and a founding partner with Metropolitan West Asset Management, LLC prior to December 2009.

Bryan Whalen	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company. Portfolio manager and a partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

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(b)	Other Accounts Managed as of December 31, 2011 in millions

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	4	$8,519.1	36	$5,538.1	21	$1,569.70	N/A	N/A	1	$277.10	28	$5,823.7
Stephen Kane	29	$26,756.9	216	$17,315.9	47	$6,502.90	N/A	N/A	8	$5,942.60	31	$5,942.6
Laird Landmann	28	$28,736.0	193	$16,932.3	36	$4,186.50	N/A	N/A	6	$1,516.50	32	$5,989.4
Tad Rivelle	28	$30,558.4	193	$18,157.1	36	$3,051.70	N/A	N/A	8	$1,184.40	30	$5,611.0
Bryan Whalen	7	$6,044.8	52	$5,484.2	25	$1,698.40	N/A	N/A	1	$277.10	30	$5,907.4

(c)	Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or The TCW Group of Companies (“TCW”) has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

(d)	Portfolio Manager Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and may not constitute the more significant part of the portfolio manager’s compensation.

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Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. When profit sharing is calculable by reference to percentage used to compensate a portfolio manager for management of the Funds, it is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Funds, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are sometimes the result of agreement between the portfolio manager and TCW, and in other cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Concentrated Value Fund, the Russell 1000 Value rather than the S&P 500 is used to measure performance for purposes of the profit sharing percentage.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Funds.

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Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. In 2010, TCW established a Restricted Stock Unit Plan in which portfolio managers received restricted stock units that vest as shares of TCW common stock over a fiver year period. Prior to that, the 2005 TCW Stock Option Plan provided eligible portfolio managers to have an opportunity to participate in an equity-based. The value of the value of which may be realized after certain vesting requirements are met. In connection with TCW’s acquisition of Metropolitan West Asset Management LLC (the “MetWest Acquisition”) in 2010, a Retention Award Plan was established pursuant to which certain portfolio managers in the fixed income area were entitled to awards in the form of cash and/or TCW stock, either on a contractually-determined basis or on a discretionary basis. In addition and in connection with the MetWest Acquisition, certain portfolio managers have received and will receive TCW stock as part of a contingent deferred purchase plan. Also, under the 2005 TCW Stock Option Plan certain eligible portfolio managers participated in the opportunity to hold an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

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(e)	Share Ownership in Registrant as of December 31, 2011

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Mitch Flack					X
Stephen Kane						X
Laird Landmann	X
Tad Rivelle							X
Bryan Whalen							X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. None.

Item 10.	Submission of Matters to a vote of Security Holders. Not Applicable.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	EX-99.CODE – Code of Ethics (filed herewith)

(b)	EX-99.CERT – Section 302 Certifications (filed herewith).
EX-99.906CERT – Section 906 Certification (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
Chief Executive Officer

Date	February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
Chief Executive Officer

Date	February 27, 2012

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	February 27, 2012

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